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                                                                 Exhibit (11)(b)


                         INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
The Commerce Funds:


We consent to the use of our report dated December 6, 1996 incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "INDEPENDENT AUDITORS" and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.



/s/ KPMG Peat Marwick LLP
-----------------------------
KPMG Peat Marwick LLP


Kansas City, Missouri
September 16, 1997